SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 30, 2015
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(IRS Employer Identification No.)

2126 Inyo Street, Fresno, CA	93721
(Address of Principal Executive Office)	(Zip Code)

559-248-4944
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Appointment of Certain Officers
On March 30, 2015, United Security Bancshares and, a wholly-owned subsidiary, United Security Bank (the "Bank"), issued a press release announcing the appointment of Bhavneet Gill as Senior Vice President and Chief Financial Officer of United Security Bancshares and the Bank. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1. Ms. Gill is 30 years old.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT #
99.1 Press release of United Security Bank dated March 30, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date: March 30, 2015	By:	/s/ Ken Donahue
Executive Vice President & Chief Administrative Officer